Exhibit 99



                              HILLS BANCORPORATION
                          CERTIFICATION OF 10-Q FILING
                                 JUNE 30, 2002

                                 CERTIFICATION




Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Dwight O. Seegmiller and James G. Pratt certify that:

1. Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Sections 13(a) or 15(d) of the 1934 Act, and

2. The information contained in Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the registrant's financial condition and results of operations of the registrant.


August 14, 2002                       /s/ Dwight O. Seegmiller
------------------------              ------------------------------------------
Date                                  Dwight O. Seegmiller, President
                                      (Duly authorized office of the registrant)



August 14, 2002                       /s/ James G. Pratt
------------------------              ------------------------------------------
Date                                  James G. Pratt, Treasurer
                                      (Principal Financial Officer)


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